Exhibit 99.1
DIGITAL ANGEL ANNOUNCES
FOURTH QUARTER AND FISCAL YEAR 2009 FINANCIAL RESULTS
SO. ST. PAUL, MN (March 29, 2010) — Digital Angel (NASDAQ: DIGA), an advanced technology company in the field of animal identification and emergency identification solutions, today announced financial results for its fourth quarter and fiscal year ended December 31, 2009. As a result of our sale of the McMurdo business in November 2009, its results are reflected in discontinued operations for all periods presented.
Joseph J. Grillo, Digital Angel’s Chief Executive Officer and President, commented, “As the results show, we continue to make good progress with improving the Company’s operational and financial performance. Moreover, we are now beginning to see the first signs of recovery in the animal identification industry, after a period of prolonged difficulties. We’re now well positioned to take advantage of any real upturn in this market.”
The financial results are shown below in the data tables.
Results Conference Call
The Company will host a conference call to discuss the results at 10:00 a.m. ET today. Interested participants should call (866) 393-5807 within the United States and Canada, or (706) 679-2276 internationally. Please use access code 64980087. Alternatively, a simultaneous webcast of the live conference call can be accessed through Digital Angel’s website at www.digitalangel.com.
For persons unable to participate in either the conference call or the webcast, a digitized replay will be available from today at approximately 2:00 p.m. ET to April 29 at 11.59 p.m. ET. For the telephonic replay, dial (800) 642-1687 (USA/Canada) or (706) 645-9291 (international), using access code 64980087. The webcast replay can also be accessed through Digital Angel’s website at www.digitalangel.com.
Non-GAAP Financial Measure
To supplement the Company’s preliminary consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), the Company provides EBITDA, which is a non-GAAP financial measure. EBITDA is defined as operating income (loss) plus depreciation and amortization as presented in the Company’s Preliminary Consolidated Statement of Operations. EBITDA should not be considered as an alternative to operating income or net income (as determined in accordance with GAAP) as a measure of the Company’s operating performance or to net cash provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of the Company’s ability to meet cash needs. The Company believes that EBITDA is a measure commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation and amortization or non-operating factors (such as historical cost). This information has been disclosed here to permit a more complete comparative analysis of the Company’s operating performance relative to other companies. EBITDA may not, however, be comparable in all instances to other similar types of measures. For supplemental information to facilitate evaluation of the impact of depreciation and amortization, and comparisons with historical results, see the attached tables showing the detailed reconciliation of results reported under GAAP to non-GAAP results for the three-month periods and full-year periods ended December 31, 2009 and 2008.

About Digital Angel
Digital Angel (NASDAQ: DIGA) is an advanced technology company in the field of animal identification and emergency identification solutions. Digital Angel’s products are utilized around the world in such applications as pet identification, using its patented, FDA-approved implantable microchip; livestock identification and herd management using visual and radio frequency identification (RFID) ear tags; and global positioning systems (GPS) search and rescue beacons for army, navy and air force applications worldwide. For further information please visit www.digitalangel.com.
This press release contains certain “forward-looking” statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements included in this press release include, without limitation, future expectations in our financial performance; our ability to streamline our operations and drive our business towards profitability; and our expectations for the success of and cost savings resulting from our restructuring plan. These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements are our ability to successfully implement our business strategy and restructuring plan; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to successfully obtain the necessary working capital to meet the operating needs of our businesses; our ability to successfully integrate the businesses of acquired companies; our ability to maintain compliance with the covenants of our credit facilities; the degree of success we have in leveraging our brand reputation; our ability to become a major player in the food source traceability and safety arena; our ability to successfully develop survival and emergency radios for military and commercial uses; our reliance on third-party dealers and distributors to successfully market and sell our products; our ability to defend against costly product liability claims and claims that our products infringe the intellectual property rights of others; our ability to comply with current and future regulations relating to our businesses; our inability to meet all applicable Nasdaq Capital Market requirements; and our ability to maintain proper and effective internal accounting and financial controls. Additional information about these and other factors that could affect the Company’s businesses is set forth in the Company’s Form 10-K under the caption “Risk Factors” filed with the Securities and Exchange Commission (“SEC”) on March 31, 2009, and subsequent filings with the SEC. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.
Contact:
Digital Angel
Jay McKeage
Phone: (651) 554-1564
TABLES FOLLOW

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Consolidated Balance Sheets Data
(in thousands, except par values)

	December 31,
	2009	2008
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$1,895	$1,413
Restricted cash	202	—
Accounts receivable, net	7,396	8,875
Note receivable	450	450
Inventories	9,836	7,143
Deferred taxes	—	130
Other current assets	2,064	1,433
Current assets of discontinued operations	1,853	4,345

Total current assets	23,696	23,789

Property and equipment, net	7,363	8,549
Goodwill and intangibles, net	14,790	25,356
Note receivable	596	1,015
Other assets, net	599	322
Other assets of discontinued operations	317	5,175

Total assets	$47,361	$64,206

Liabilities and Stockholders’ Equity
Current liabilities
Notes payable and current maturities of long-term debt	$9,297	$8,581
Accounts payable	8,124	8,385
Advances from factors	1,241	1,494
Accrued expenses	7,531	7,737
Deferred gain on sale	960	—
Deferred revenue	548	840
Current liabilities of discontinued operations	2,514	2,705

Total current liabilities	30,215	29,742

Long-term debt and notes payable	392	6,942
Deferred taxes	—	1,227
Other liabilities	494	2,223
Other liabilities of discontinued operations	—	1,367

Total liabilities	31,101	41,501

Total stockholders’ equity (noncontrolling interest of $18 and $45 respectively	16,260	22,705

Total liabilities and stockholders’ equity	$47,361	$64,206

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Consolidated Statements of Operations Data
(in thousands, except per share data)

	For the year ended December 31,
	2009	2008
	(Unaudited)

Revenue	$49,463	$62,260

Cost of sales	29,192	42,342

Gross profit	20,271	19,918

Selling, general and administrative expenses	24,638	30,415
Research and development expenses	1,206	1,993
Restructuring, severance and separation expenses	678	3,678
Goodwill and asset impairments	7,339	35,467

Operating loss	(13,590)	(51,635)

Interest and other income (expense), net	319	2,722
Interest expense	(2,176)	(10,892)

Loss from continuing operations before income tax benefit	(15,447)	(59,805)

Benefit for income taxes	24	165

Loss from continuing operations	(15,423)	(59,640)

Income from discontinued operations attributable to Digital Angel Corporation	3,298	1,629

Net loss	(12,125)	(58,011)

Loss (income) attributable to the noncontrolling interest, continuing operations	110	(102)
Income attributable to the noncontrolling interest, discontinued operations	(48)	(20)

Net loss attributable to Digital Angel Corporation	$(12,063)	$(58,133)

(Loss) income per common share — basic and diluted
Loss from continuing operations	$(0.81)	$(3.94)
Income from discontinued operations	0.17	0.11

Net loss	$(0.64)	$(3.83)

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Consolidated Statements of Operations Data
(in thousands, except per share data)

	For the quarter ended December 31,
	2009	2008
	(Unaudited)

Revenue	$11,587	$13,764

Cost of sales	6,614	9,733

Gross profit	4,973	4,031

Selling, general and administrative expenses	5,953	7,314
Research and development expenses	353	574
Restructuring, severance and separation expenses	223	1,343
Goodwill and asset impairments	7,339	4,958

Operating loss	(8,895)	(10,158)

Interest and other income (expense), net	150	1,307
Interest expense	(489)	(3,504)

Loss from continuing operations before income tax benefit (provision)	(9,234)	(12,355)

Benefit (provision) for income taxes	20	(251)

Loss from continuing operations	(9,214)	(12,606)

Income (loss) from discontinued operations attributable to Digital Angel Corporation	863	(837)

Net loss	(8,351)	(13,443)

Loss (income) attributable to the noncontrolling interest, continuing operations	100	(11)
(Income) loss attributable to the noncontrolling interest, discontinued operations	(12)	10

Net loss attributable to Digital Angel Corporation	$(8,263)	$(13,444)

(Loss) income per common share — basic and diluted
Loss from continuing operations	$(0.42)	$(0.79)
Income (loss) from discontinued operations	0.04	(0.05)

Net loss	$(0.38)	$(0.84)

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Reconciliation to Non-GAAP Financial Information
(in thousands) (unaudited)

	For the year ended December 31,
	2009	2008
Operating loss	$(13,590)	$(51,635)

Depreciation and amortization	4,069	4,010

EBITDA (earnings before interest, taxes, depreciation and amortization)	$(9,521)	$(47,625)

Restructuring, severance and separation expenses[1]	678	5,141

Goodwill and asset impairments	7,339	35,467

Adjusted EBITDA[2]	$(1,504)	$(7,017)

[1]	Restructuring, severance and separation expenses includes $1,463 of restructuring expense in cost of sales in 2008.

[2]	Adjusted EBITDA is regular EBITDA with the restructuring, severance and separation expenses and goodwill and asset impairments expenses backed out.

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Reconciliation to Non-GAAP Financial Information
(in thousands) (unaudited)

	For the quarter ended December 31,
	2009	2008
Operating income (loss)	$(8,895)	$(10,158)

Depreciation and amortization	1,080	590

EBITDA	(7,815)	(9,568)

Restructuring, severance and separation expenses[1]	223	1,409

Goodwill and asset impairments	7,339	4,958

Adjusted EBITDA[2]	$(253)	$(3,201)

[1]	Restructuring, severance and separation expenses includes $66 of restructuring expense in cost of sales in 2008.

[2]	Adjusted EBITDA is regular EBITDA with the restructuring, severance and separation expenses and goodwill and asset impairments expenses backed out.
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